Subsequent Event	12 Months Ended
Dec. 31, 2018
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Subsequent Event
30.	SUBSEQUENT EVENT

On January 14, 2019, Goldcorp entered into an arrangement agreement with Newmont under which Newmont will acquire all of the outstanding common shares of Goldcorp (the “Proposed Transaction”). Under the terms of the Proposed Transaction, Newmont will acquire each Goldcorp share for 0.3280 of a Newmont share, plus US$0.02 in cash. The Proposed Transaction will be implemented by way of a court-approved plan of arrangement under the Business Corporation Act (Ontario) and is expected to close in the second quarter of 2019. Under certain circumstances, Newmont would be entitled to a $350 million break-fee and Goldcorp would be entitled to a $650 million break-fee. The closing of the Proposed Transaction is subject to approval by the shareholders of both companies; regulatory approvals in a number of jurisdictions including Canada, Mexico and South Korea; and other customary closing conditions.